                                            ANNUAL REPORT  |   December 31, 2002


                                                                      The Strong

                                                                          Sector

                                                                           Funds

                              [PHOTO APPEARS HERE]



                          Strong Energy Fund

                  Strong Technology 100 Fund

                                                                   [STRONG LOGO]

                                             ANNUAL REPORT  |  December 31, 2002


                                                                      The Strong

                                                                          Sector

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Energy Fund ..................................... 2
     Strong Technology 100 Fund ............................. 4

Financial Information

     Schedules of Investments in Securities
          Strong Energy Fund ................................ 6
          Strong Technology 100 Fund ........................ 6
     Statements of Assets and Liabilities ................... 9
     Statements of Operations ...............................10
     Statements of Changes in Net Assets ....................11
     Notes to Financial Statements ..........................12

Financial Highlights ........................................17

Report of Independent Accountants ...........................18

Directors and Officers ......................................19

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to December 31, 2002


On December 5, 1996, Federal Reserve Chairman Alan Greenspan publicly voiced concern about what he called the "irrational exuberance" of the stock market. In his opinion, the valuations of far too many common stocks were unjustified. Meanwhile, as the S&P 500 Index appreciated an average of 27.6% per year for the next three years, seasoned investors like Warren Buffet and Julian Robertson found it increasingly difficult to cope with the euphoria of the markets near the end of the bubble. Neither of these seasoned investors wanted to invest in that dangerous environment.

They were wise. March of 2003 will mark the third anniversary of one of the most protracted periods of stock market contraction. As of December 31, 2002, the S&P 500 Index was down 42.4% from its high watermark in 2000, while the Nasdaq had plummeted 73.5%.

The creation of stock market wealth and economic growth are inextricably linked. By definition, the economic value of the market is determined by total U.S. economic production and corporate profitability. During the 20th century, our economy grew at an average rate of 3% real per year. From 2000-2002, the comparable growth rates were 3.8%, 0.3%, and 2.4%, respectively. Strong Financial's economic outlook anticipates 3% real economic growth in 2003, with minimal inflation.

Though it might not seem so nowadays -- particularly after experiencing the euphoria (and returns) of the 1990s -- historically, we live in quite normal times. That is not meant to downplay the many problems that demand solutions today, but simply to place the moment in proper historical perspective.

During the past 100 years, there has only been one time in which the American stock market dropped four years in succession. That occurred during the dark days of the Great Depression (1929-32). Could we once again experience four consecutive years of down markets? It's possible, but history suggests otherwise.

The U.S. economy and stock market are the envy of the world -- and rightly so. Since 1927, the stock market has delivered an average annual return of 10.2%. Unfortunately, stock market bottoms are not obvious, nor are they announced with great fanfare. More often than not, when a market bounces violently off the bottom, few market timers are there to capitalize.

Despite the wall of worries surrounding us these days, at Strong we believe there is a world of opportunity available in the stock market. And while the market may very well trade in a relatively narrow range for the next several years, it's in such "trading range" markets that proven stock-pickers ply their trade and outperform the indexes.

We stand by our belief that if you have an investment horizon of at least five years, you should be served well by owning a well-crafted common stock portfolio.

                                                                   /s/ Dick

Strong Energy Fund
================================================================================

Your Fund's Approach

The Strong Energy Fund seeks total return by investing for capital growth and income. It invests, under normal conditions, at least 80% of its net assets in the stocks of companies involved in the discovery, development, production, generation, transmission, refinement, measurement, or distribution of energy. It focuses on large- and medium-capitalization companies that pay current dividends and whose earnings are expected to improve. The Fund may also invest up to 25% of its net assets in foreign securities. The manager may sell a holding when he believes it no longer has potential for earnings growth or when it is otherwise unattractive.

                    Growth of an Assumed $10,000 Investment+
                            From 9-30-97 to 12-31-02

                              [CHART APPEARS HERE]

                The                                    Lipper
               Strong                                  Natural
             Energy Fund   S&P 500 (R) Index*    Resources Fund Index*
Sep 97          $10,000        $10,000                 $10,000
Dec 97          $ 9,306        $10,287                 $ 9,265
Jun 98          $ 8,626        $12,108                 $ 8,989
Dec 98          $ 7,275        $13,227                 $ 7,123
Jun 99          $ 8,988        $14,864                 $ 9,234
Dec 99          $ 8,697        $16,010                 $ 9,511
Jun 00          $10,381        $15,942                 $11,040
Dec 00          $12,505        $14,553                 $12,290
Jun 01          $11,753        $13,579                 $11,339
Dec 01          $10,841        $12,825                 $10,744
Jun 02          $10,942        $11,138                 $11,093
Dec 02          $ 9,700        $ 9,992                 $ 9,968

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500(R) Index ("S&P 500") and the Lipper Natural Resources Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In the first half of the year, the Fund benefited as oil and gas prices increased and as the market began to anticipate an improving economy. Around midyear, however, economic activity in the U.S. and around the world began to slow down. The prices of energy-related commodities and stocks fell precipitously in the third quarter, but recovered slightly in the fourth quarter.

Conditions affecting energy stocks

In the early months of the year, energy stocks rose sharply, outpacing a generally strong overall stock market. As stocks began to decline in the third quarter, however, energy stocks fully participated in the sharp declines. With the Federal Reserve continuing to cut interest rates and tax cuts aiding consumer spending, economic activity began to strengthen in the fall, and stock prices -- including those of energy stocks -- began to recover.

In oil, prices rose as the prospects of war with Iraq increased and supply disruptions occurred in Venezuela, an important exporter of oil to the United States. In natural gas, an improvement in demand, as well as a decline in production, caused prices to rise and storage surpluses to shrink. The sum effects of these conditions allowed the Fund this year to continue to outperform its broad-based benchmark, the S&P 500 Index.

Looking for growth in the energy sector

As we remain bullish on the energy environment, the Fund continues to emphasize companies that focus on exploration and production, as well as oil service stocks in the portfolio. These areas are what we consider to be the growth areas of energy, and therefore they do represent more volatility than other slower or non-growing energy holdings. This allocation is consistent with our conviction that oil and natural gas reserves are valuable assets, and that the world supply of oil and the North American natural gas production outlook are both very tight.

We anticipate that the economic recovery in the U.S. and the rest of the world will increase demand for oil and natural gas. The companies that already own reserves of these fuels and thus can increase production, as well as the firms that provide the goods and services these producers need, should be able to benefit greatly now and in the future.

We did not make any substantial shifts in the Fund's sector weightings, and only made minor changes in our individual holdings. We sold holdings in the natural-gas pipeline and merchant power group, which were hurt by their association with Enron's lines of business.

Potential for a strong period for energy stocks

We are moderately positive on the outlook for the market. Valuations of energy stocks are currently at reasonable levels, reflecting the outlook for an extended period of slow economic growth. We believe that the economy will continue to recover, with energy stocks benefiting from improving cyclical and secular factors.

Based on my more than 35 years in the energy investment arena, I see much reason to believe that we are in an environment for energy stocks that is very similar to one that prevailed during the 1970s -- a time when energy stocks represented the largest and best-performing component of the market for a number of years. Oil and natural gas are in tight supply worldwide, and demand for both is rising as world economies begin to grow again. It appears to us that major investments need to be made in newly producing fields, pipelines, tankers, liquefied natural gas terminals, and electric-generating facilities. As capital flows to this area, we believe energy companies will create real value relative to the rest of the stock market. In our view, the story for energy remains as positive as ever.

We thank you for your interest and continued investment in the Strong Energy
Fund.

Mark A. Baskir
Portfolio Manager

Average Annual Total Returns
As of 12-31-02
------------------------------------------------------

          1-year                               -10.53%

          3-year                                 3.70%

          5-year                                 0.83%

          Since Fund Inception                  -0.58%
          (9-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Strong Energy Fund concentrates its assets in energy companies. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Natural Resources Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. These funds invest primarily in natural resources stocks. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index is Lipper Inc.

Strong Technology 100 Fund
================================================================================

Your Fund's Approach

The Strong Technology 100 Fund seeks capital growth. It invests, under normal conditions, at least 80% of its net assets in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace. The managers may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. The Fund may also invest up to 25% of its net assets in foreign securities, and it may utilize an active trading approach. The managers may sell a company's stock if there is a change in the company's growth prospects or deterioration in the company's fundamental qualities. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-99 to 12-31-02

                              [CHART APPEARS HERE]

                                               Lipper
             The Strong                       Science &
             Technology        S&P 500       Technology
              100 Fund       (R) Index*      Funds Index*
Dec 99         $10,000         $10,000         $10,000
Mar 00         $12,550         $10,229         $12,178
Jun 00         $12,080         $ 9,958         $10,892
Sep 00         $11,770         $ 9,861         $10,663
Dec 00         $ 8,040         $ 9,090         $ 6,973
Mar 01         $ 5,280         $ 8,013         $ 4,846
Jun 01         $ 5,660         $ 8,482         $ 5,431
Sep 01         $ 3,590         $ 7,238         $ 3,434
Dec 01         $ 4,810         $ 8,011         $ 4,551
Mar 02         $ 4,720         $ 8,033         $ 4,228
Jun 02         $ 3,510         $ 6,957         $ 3,065
Sep 02         $ 2,670         $ 5,755         $ 2,301
Dec 02         $ 3,090         $ 6,241         $ 2,668

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500(R) Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

After a difficult year, particularly in the third quarter, technology stocks rebounded in the fourth quarter. Nonetheless, many technology stocks -- including holdings in the portfolio -- experienced dramatic declines in 2002, as the earnings recovery for technology companies remained elusive.

Our approach to a challenging year

At the beginning of the year, we anticipated a gradual improvement in the U.S. economy, followed by a rebound in corporate spending on information technology. This outlook was overly optimistic, however, as the economic recovery remained weak, as did corporate IT expenditures. The major technology end markets
-- personal computers, wireless phone handsets, and consumer electronics -- also were sluggish.

As a result, earnings estimates, growth rates, and valuations for technology companies remained under pressure. While the technology sector and overall economy were weaker than we anticipated -- and our results for the year therefore disappointing -- we were able to keep the Fund's returns above those of our peer benchmark, the Lipper Science & Technology Funds Index.

One factor that boosted the Fund's performance was our continued avoidance of telecommunication and related companies. Given severe overcapacity issues and other significant problems, we believe that this sector is likely to be the last portion of the technology market to recover. Instead, we focused our attention on software and semiconductor companies, but in the challenging environment, these were also weak performers.

Seeking out higher-quality stocks

Over the year, we continually reviewed our holdings and actively sought out opportunities to upgrade the quality of the companies in the portfolio. These efforts continue in 2003. To this end, we focus on companies that post real earnings, have sustainable profit margins, enjoy positive cash flow, and present strong balance sheets. In addition to these qualities, we want companies that hold leadership positions in the markets they serve.

We believe that the information technology spending environment may remain difficult in 2003. If this holds true, it would be likely to force many of the weaker players out of the market, benefiting the stronger companies we seek to emphasize. We are positioning the Fund in companies that should benefit from consolidating markets and emerge as leaders when the recovery occurs. In addition, we have expanded our research efforts in the areas of medical technology and biotechnology. These segments appear poised to benefit from new innovations -- and an aging population that is going to need them.

Looking ahead for the economy and the sector

The uncertain geopolitical environment remains an issue both for technology stocks and the broader market. While that situation may be somewhat unpredictable, we continue to believe that technology companies' fortunes will improve with a sustained economic recovery. We expect corporate spending on information technology initiatives to improve later in 2003. That period may also bring better growth prospects in major technology end markets such as PCs and cellular handsets, providing another potential boost for carefully selected technology stocks.

The economy appears likely to remain in a low-inflation mode for some time to come. In such an environment, investors are typically willing to pay a premium for growth. It remains our conviction that, in the long term, technology stocks will be premier growth investments, as innovation will continue to be the primary driver of economic growth in the years to come.

We thank you for your investment in the Strong Technology 100 Fund.

James B. Burkart
Portfolio Co-Manager

Deborah L. Koch
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02
------------------------------------------------------

          1-year                               -35.76%

          3-year                               -32.39%

          Since Fund Inception                 -32.39%
          (12-31-99)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund has a redemption fee of 1.00 percent against shares held for less than one month.

     The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. These funds invest primarily in science and technology stocks. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 2002
--------------------------------------------------------------------------------

                               STRONG ENERGY FUND
                                                          Shares or
                                                          Principal    Value
                                                            Amount    (Note 2)
--------------------------------------------------------------------------------
Common Stocks 93.7%
Oil & Gas - Canadian Exploration
  & Production 3.7%
Talisman Energy, Inc.                                       14,500  $   524,465

Oil & Gas - Drilling 9.8%
ENSCO International, Inc.                                   20,500      603,725
Nabors Industries, Ltd. (b)                                  4,500      158,715
Noble Corporation (b)                                       10,000      351,500
Rowan Companies, Inc.                                       11,000      249,700
                                                                    -----------
                                                                      1,363,640
Oil & Gas - Field Services 6.5%
BJ Services Company (b)                                     10,000      323,100
Schlumberger, Ltd.                                          14,000      589,260
                                                                    -----------
                                                                        912,360
Oil & Gas - International Integrated 22.8%
Amerada Hess Corporation                                     6,000      330,300
BP PLC Sponsored ADR                                         8,500      345,525
ChevronTexaco Corporation                                    7,500      498,600
ConocoPhillips                                               8,000      387,120
Exxon Mobil Corporation                                     22,000      768,680
Murphy Oil Corporation                                      13,000      557,050
Royal Dutch Petroleum Company                                6,500      286,130
                                                                    -----------
                                                                      3,173,405
Oil & Gas - International Specialty 1.6%
Kerr McGee Corporation                                       5,000      221,500

Oil & Gas - Machinery/Equipment 14.6%
Cooper Cameron Corporation (b)                              13,500      672,570
Grant Prideco, Inc. (b)                                     15,000      174,600
National-Oilwell, Inc. (b)                                   6,000      131,040
Smith International, Inc. (b)                               20,000      652,400
Weatherford International, Ltd.  (b)                        10,000      399,300
                                                                    -----------
                                                                      2,029,910
Oil & Gas - United States
  Exploration & Production 24.2%
Anadarko Petroleum Corporation                              10,000      479,000
Apache Corporation                                           9,000      512,910
Devon Energy Corporation                                     5,000      229,500
EOG Resources, Inc.                                         11,000      439,120
Noble Energy, Inc.                                          15,000      563,250
Ocean Energy, Inc.                                          28,000      559,160
Pioneer Natural Resources Company (b)                       10,000      252,500
Remington Oil & Gas Corporation (b)                         10,000      164,100
Spinnaker Exploration Company (b)                            8,000      176,400
                                                                    -----------
                                                                      3,375,940

Oil & Gas - United States Integrated 6.7%
Questar Corporation                                         15,000      417,300
Western Gas Resources, Inc.                                 14,000      515,900
                                                                    -----------
                                                                        933,200
Utility - Gas Distribution 3.8%
Equitable Resources, Inc.                                   15,000      525,600
--------------------------------------------------------------------------------
Total Common Stocks (Cost $12,017,906)                               13,060,020
--------------------------------------------------------------------------------
Short-Term Investments (a) 6.7%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
  Due 1/02/03 (Repurchase proceeds $400,028);
  Collateralized by: United States
  Government & Agency Issues (c)                          $400,000      400,000
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds $536,930);
  Collateralized by: United States
  Government & Agency Issues (c)                           536,900      536,900
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $936,900)                            936,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $12,954,806) 100.4%            13,996,920
Other Assets and Liabilities, Net (0.4%)                                (61,450)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $13,935,470
================================================================================

                           STRONG TECHNOLOGY 100 FUND

                                                          Shares or
                                                          Principal    Value
                                                            Amount    (Note 2)
--------------------------------------------------------------------------------
Common Stocks 96.0%
Aerospace - Defense 2.7%
Lockheed Martin Corporation                                 34,000  $ 1,963,500
Raytheon Company                                            46,000    1,414,500
                                                                    -----------
                                                                      3,378,000
Commercial Services - Miscellaneous 1.7%
Automatic Data Processing, Inc.                             54,300    2,131,275

Computer - Graphics 3.5%
Autodesk, Inc.                                              38,100      544,830
Cadence Design Systems, Inc. (b)                            31,300      369,027
Magma Design Automation (b)                                 68,000      651,440
Mentor Graphics Corporation (b)                             36,000      282,960
Nassda Corporation (b)                                      56,000      613,200
Synopsys, Inc. (b)                                          27,000    1,246,050
Verisity, Ltd. (b)                                          34,000      648,040
                                                                    -----------
                                                                      4,355,547
Computer - Local Networks 1.5%
Cisco Systems, Inc. (b)                                    149,700    1,961,070

Computer - Manufacturers 6.8%
Apple Computer, Inc. (b)                                    63,000      902,790
Dell Computer Corporation (b)                               86,200    2,304,988
Hewlett-Packard Company                                     73,700    1,279,432
International Business Machines Corporation                 53,400    4,138,500
                                                                    -----------
                                                                      8,625,710
Computer - Memory Devices 2.6%
Network Appliance, Inc. (b)                                 64,500      645,000
Seagate Technology (b)                                     117,300    1,258,629
Storage Technology Corporation (b)                          62,000    1,328,040
                                                                    -----------
                                                                      3,231,669
Computer - Services 2.3%
Computer Sciences Corporation (b)                           57,400    1,977,430
Electronic Data Systems Corporation                         54,000      995,220
                                                                    -----------
                                                                      2,972,650
Computer Software - Desktop 5.7%
Adobe Systems, Inc.                                         58,100    1,447,271
Borland Software Corporation (b)                            81,000      996,300
Microsoft Corporation (b)                                   92,600    4,787,420
                                                                    -----------
                                                                      7,230,991
Computer Software - Education/
  Entertainment 2.1%
Electronic Arts, Inc. (b)                                   54,500    2,712,465

Computer Software - Enterprise 6.7%
BMC Software, Inc. (b)                                      68,900    1,178,879
Business Objects SA Sponsored ADR (b)                       46,000      690,000

--------------------------------------------------------------------------------
                     STRONG TECHNOLOGY 100 FUND (continued)

                                                          Shares or
                                                          Principal    Value
                                                            Amount    (Note 2)
--------------------------------------------------------------------------------
Catapult Communications Corporation
  Class A (b)                                               69,500 $    830,525
Oracle Systems Corporation (b)                             109,800    1,185,840
PeopleSoft, Inc. (b)                                        54,400      995,520
SAP AG Sponsored ADR                                        57,900    1,129,050
Siebel Systems, Inc. (b)                                   134,700      996,780
Sybase, Inc. (b)                                            44,300      593,620
VERITAS Software Corporation (b)                            58,300      910,646
                                                                   ------------
                                                                      8,510,860
Computer Software - Financial 2.6%
DST Systems, Inc. (b)                                       58,300    2,072,565
Sungard Data Systems, Inc. (b)                              54,300    1,279,308
                                                                   ------------
                                                                      3,351,873
Computer Software - Security 2.3%
Check Point Software Technologies, Ltd. (b)                 55,000      713,350
Symantec Corporation (b)                                    53,800    2,176,210
                                                                   ------------
                                                                      2,889,560
Diversified Operations 1.4%
AOL Time Warner, Inc. (b)                                   50,500      661,550
Agilent Technologies, Inc. (b)                              61,900    1,111,724
                                                                   ------------
                                                                      1,773,274
Electrical - Connectors 0.5%
Molex, Inc. Class A                                         31,600      628,524

Electronics - Laser Systems/Component 1.0%
Coherent, Inc. (b)                                          61,300    1,222,935

Electronics - Measuring Instruments 0.9%
Tektronix, Inc. (b)                                         65,400    1,189,626

Electronics - Scientific Instruments 2.2%
FEI Company (b)                                            133,100    2,035,099
Teradyne, Inc. (b)                                          59,000      767,590
                                                                   ------------
                                                                      2,802,689
Electronics - Semiconductor Equipment 4.8%
Applied Materials, Inc. (b)                                116,000    1,511,480
KLA-Tencor Corporation (b)                                  63,000    2,228,310
Lam Research Corporation (b)                                63,600      686,880
Novellus Systems, Inc. (b)                                  57,200    1,606,176
                                                                   ------------
                                                                      6,032,846
Electronics - Semiconductor
  Manufacturing 12.0%
ARM Holdings PLC Sponsored ADR (b)                         107,800      283,514
Analog Devices, Inc. (b)                                    58,800    1,403,556
Intel Corporation                                          108,500    1,689,345
Linear Technology Corporation                              143,400    3,688,248
Maxim Integrated Products, Inc.                             56,300    1,860,152
Micron Technology, Inc. (b)                                111,200    1,083,087
National Semiconductor Corporation (b)                      60,900      914,109
Standard Microsystems Corporation (b)                       62,400    1,214,928
Texas Instruments, Inc.                                     60,100      902,101
Xilinx, Inc. (b)                                           105,300    2,169,180
                                                                   ------------
                                                                     15,208,220
Financial Services - Miscellaneous 1.2%
First Data Corporation                                      43,750    1,549,188

Internet - E*Commerce 1.4%
eBay, Inc. (b)                                              25,600    1,736,192

Internet - Internet Service Provider/
  Content 0.7%
Yahoo! Inc. (b)                                             56,600      925,410

Internet - Network Security/Solutions  1.8%
F5 Networks, Inc. (b)                                       64,600      693,804
Netscreen Technologies, Inc. (b)                            51,600      868,944
Network Associates, Inc. (b)                                46,000      740,140
                                                                   ------------
                                                                      2,302,888
Internet - Software 0.7%
BEA Systems, Inc. (b)                                       81,000      929,070

Medical - Biomedical/Genetics10.7%
Affymetrix, Inc. (b)                                        48,400    1,107,876
Amgen, Inc. (b)                                             74,348    3,593,982
Biogen, Inc. (b)                                            55,500    2,223,330
Chiron Corporation (b)                                      53,700    2,019,120
Genentech, Inc. (b)                                         51,400    1,704,424
Genzyme Corporation (b)                                     50,800    1,502,156
Medimmune, Inc. (b)                                         50,770    1,379,421
                                                                   ------------
                                                                     13,530,309
Medical - Instruments 0.9%
Applera Corporation-Applied Biosystems Group                63,200    1,108,528

Medical - Products 9.2%
Biomet, Inc.                                                71,400    2,046,324
Boston Scientific Corporation (b)                           40,080    1,704,202
Guidant Corporation (b)                                     22,100      681,785
Medtronic, Inc.                                             51,800    2,362,080
Millipore Corporation                                       54,500    1,853,000
St. Jude Medical, Inc. (b)                                  58,200    2,311,704
Zimmer Holdings, Inc. (b)                                   16,300      676,776
                                                                   ------------
                                                                     11,635,871
Telecommunications - Cellular 0.4%
Nextel Communications, Inc. Class A (b)                     46,860      541,233

Telecommunications - Equipment 5.7%
Alcatel SA ADR                                              93,300      414,252
CIENA Corporation (b)                                       77,600      398,864
Harris Corporation                                          60,900    1,601,670
Motorola, Inc.                                              52,600      454,990
Nokia Corporation Sponsored ADR                             57,800      895,900
Qualcomm, Inc. (b)                                          53,800    1,957,782
Scientific-Atlanta, Inc.                                    66,300      786,318
Tellabs, Inc. (b)                                           89,300      649,211
                                                                   ------------
                                                                      7,158,987
-------------------------------------------------------------------------------
Total Common Stocks (Cost $162,208,806)                             121,627,460
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.3%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
  Due 1/02/03, (Repurchase proceeds
  $4,400,306); Collateralized by: United
  States Government & Agency Issues (c)                 $4,400,000    4,400,000
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03, (Repurchase proceeds
  $995,655); Collateralized by: United
  States Government & Agency Issues (c)                    995,600      995,600
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,395,600)                        5,395,600
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments In Securities (Cost $167,604,406) 100.3%          127,023,060
Other Assets and Liabilities, Net  (0.3%)                              (370,396)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $126,652,664
===============================================================================

                                                                               7

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                     STRONG TECHNOLOGY 100 FUND (continued)


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                      Contracts       Premiums
--------------------------------------------------------------------------------

Options outstanding at beginning of year                 150          $230,542
Options written during the year                          825           425,819
Options closed                                          (975)         (656,361)
Options expired                                           --                --
Options exercised                                         --                --
                                                         ---          --------
Options outstanding at end of year                        --          $     --
                                                         ===          ========

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

                                                                                      (In Thousands, Except Per Share Amounts)

                                                                                                              Strong
                                                                                                Strong      Technology
                                                                                              Energy Fund    100 Fund
                                                                                              -----------   ----------
Assets:
  Investments in Securities, at Value (Cost of $12,955 and $167,604, respectively)             $  13,997     $ 127,023
  Receivable for Fund Shares Sold                                                                      1             3
  Dividends and Interest Receivable                                                                    5            39
  Collateral for Securities on Loan                                                                   --         9,637
  Other Assets                                                                                         7            20
                                                                                               ---------     ---------
  Total Assets                                                                                    14,010       136,722

Liabilities:
  Payable for Securities Purchased                                                                    --           164
  Payable for Fund Shares Redeemed                                                                    55            73
  Payable Upon Return of Securities on Loan                                                           --         9,637
  Accrued Operating Expenses and Other Liabilities                                                    20           195
                                                                                               ---------     ---------
  Total Liabilities                                                                                   75        10,069
                                                                                               ---------     ---------
Net Assets                                                                                     $  13,935     $ 126,653
                                                                                               =========     =========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                                                $  16,718     $ 427,612
  Undistributed Net Investment Income (Loss)                                                          --            --
  Undistributed Net Realized Gain (Loss)                                                          (3,825)     (260,378)
  Net Unrealized Appreciation (Depreciation)                                                       1,042       (40,581)
                                                                                               ---------     ---------
  Net Assets                                                                                   $  13,935     $ 126,653
                                                                                               =========     =========
  Capital Shares Outstanding (Unlimited Number Authorized)                                         1,439        41,005

Net Asset Value Per Share                                                                      $    9.68     $    3.09
                                                                                               =========     =========

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                                                      (In Thousands)

                                                                                                  Strong         Strong
                                                                                                  Energy     Technology 100
                                                                                                   Fund           Fund
                                                                                                   ----           ----
Income:
  Dividends - (net of foreign withholding taxes of $2 and $6, respectively)                        $  190        $   314
  Interest                                                                                             16            108
                                                                                                   ------        -------
  Total Income                                                                                        206            422

Expenses:
  Investment Advisory Fees                                                                            121          1,079
  Administrative Fees                                                                                  49            432
  Custodian Fees                                                                                        1             18
  Shareholder Servicing Costs                                                                          97          1,779
  Reports to Shareholders                                                                              28            401
  Federal and State Registration Fees                                                                  22             --
  Other                                                                                                 5             67
                                                                                                   ------        -------
  Total Expenses before Expense Offsets                                                               323          3,776
  Expense Offsets (Note 5)                                                                             (2)          (658)
                                                                                                   ------        -------
  Expenses, Net                                                                                       321          3,118
                                                                                                   ------        -------
Net Investment Income (Loss)                                                                         (115)        (2,696)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                                    (2,060)       (15,436)
    Written Options                                                                                    --            271
    Futures Contracts                                                                                  --            407
                                                                                                   ------        -------
    Net Realized Gain (Loss)                                                                       (2,060)       (14,758)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                                       190        (53,432)
    Written Options                                                                                    --            (36)
                                                                                                   ------        -------
    Net Change in Unrealized Appreciation/Depreciation                                                190        (53,468)
                                                                                                   ------        -------
Net Gain (Loss) on Investments                                                                     (1,870)       (68,226)
                                                                                                   ------        -------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                                                       ($1,985)      ($70,922)
                                                                                                   ======        =======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            (In Thousands)

                                                                           Strong Energy Fund          Strong Technology 100 Fund
                                                                     -----------------------------    ----------------------------
                                                                      Year Ended      Year Ended      Year Ended      Year Ended
                                                                     Dec. 31, 2002   Dec. 31, 2001    Dec. 31, 2002  Dec. 31, 2001
                                                                     -------------   -------------    -------------  -------------
Operations:
  Net Investment Income (Loss)                                          ($   115)       ($    40)       ($  2,696)      ($   3,332)
  Net Realized Gain (Loss)                                                (2,060)           (684)         (14,758)        (122,569)
  Net Change in Unrealized Appreciation/Depreciation                         190          (2,589)         (53,468)          22,352
                                                                         -------         -------         --------        ---------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                                       (1,985)         (3,313)         (70,922)        (103,549)
Distributions From Net Investment Income                                      (1)             --               --               --

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                             (746)          5,408           39,143           14,363
                                                                         -------         -------         --------        ---------
Total Increase (Decrease) in Net Assets                                   (2,732)          2,095          (31,779)         (89,186)
Net Assets:
  Beginning of Year                                                       16,667          14,572          158,432          247,618
                                                                         -------         -------         --------        ---------
  End of Year                                                            $13,935         $16,667         $126,653        $ 158,432
                                                                         =======         =======         ========        =========
  Undistributed Net Investment Income (Loss)                             $    --              --         $     --               --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

1.   Organization

     The accompanying financial statements represent the Strong Sector Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Energy Fund (a series of Strong Conservative Equity Funds, Inc.)
     - Strong Technology 100 Fund (a series of Strong Equity Funds, Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Strong Energy Fund and Strong Technology 100 Fund offer Investor Class shares, which are available to the general public.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Fund's net asset values on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or have been deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. The Funds held no restricted or illiquid securities at December 31, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies, or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

--------------------------------------------------------------------------------

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds designate liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses. Such amounts are included in Expense Offsets reported in the Fund's Statements of Operations and in Note 5.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in
          Note 5.

     (L) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At December 31, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

          At December 31, 2002, Strong Technology 100 Fund had securities with a market value of $9,199,620 on loan (included within the Investments in the Statement of Assets and Liabilities) and had received $9,636,609 in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statement of Operations. For the year ended December 31, 2002, this securities lending income totaled $131.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (M) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position.

--------------------------------------------------------------------------------
December 31, 2002

          The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and date the security is replaced.

     (N) Expenses -- The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. These Funds had minimal borrowings under the LOC during the year. At December 31, 2002, there were no borrowings by the Funds outstanding under the LOC.

4.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Effective November 30, 2001, Strong Investor Services, Inc. (the "Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                             Administrative
                                            Advisory Fees         Fees
                                            -------------    --------------
     Strong Energy Fund                       0.75%/(1)/          0.30%
     Strong Technology 100 Fund               0.75%/(1)/          0.30%


     /(1)/ The investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Advisor are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     Scarborough Investment Advisers LLC manages the investments of Strong Energy Fund under a subadvisory agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     Shares of the Technology 100 Fund held for less than one month are subject to a redemption fee of 1.00% based on the redeemed share's market value. Redemption fees are paid directly to the Fund. The amount collected for the year ended December 31, 2002 was $21,217.

--------------------------------------------------------------------------------

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2002, is as follows:

                                              Payable to/
                                           (Receivable from)
                                              Advisor or      Shareholder Servicing    Transfer Agency    Unaffiliated
                                           Administrator at     and Other Expenses         Banking         Directors'
                                             Dec.31, 2002     Paid to Administrator    Charges/(Credit)      Fees
                                             ------------     ---------------------    ----------------      ----
     Strong Energy Fund                        $  9,628            $   98,197              $   907          $  863
     Strong Technology 100 Fund                 150,938             1,782,330               12,190           3,054

 5.  Expense Offsets

     For the year ended December 31, 2002, the expense offsets are as follows:

                                           and Absorptions          Directed
                                             by Advisor         Brokerage Credits      Earnings Credits
                                             ----------         -----------------      ----------------
     Strong Energy Fund                      ($  1,342)           ($    88)                ($   94)
     Strong Technology 100 Fund               (642,454)            (13,333)                 (2,660)

 6.  Income Tax Information

     The following information for the Funds is presented on an income tax basis as of December 31, 2002:

                                                                                       Net Unrealized
                                                            Gross         Gross         Appreciation   Distributable   Distributable
                                            Cost of      Unrealized     Unrealized     (Depreciation)    Ordinary        Long Term
                                          Investments   Appreciation  (Depreciation)   on Investments     Income       Capital Gains
                                          -----------   ------------  --------------   --------------     ------       -------------
     Strong Energy Fund                  $ 12,999,451     $1,850,893   ($   853,424)   $    997,469        $--              $--
     Strong Technology 100 Fund           191,325,869      4,728,781    (69,031,590)    (64,302,809)        --               --

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the years ended December 31, 2002 and 2001, capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002 and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                        2002 Income Tax Information                    2001 Income Tax Information
                                        -----------------------------------------------------------    ---------------------------
                                           Ordinary       Long-Term      Net Capital                    Ordinary         Long-Term
                                            Income      Capital Gains       Loss       Post-October      Income        Capital Gains
                                        Distributions   Distributions    Carryovers       Losses      Distributions    Distributions
                                        -------------   -------------    ----------    ------------   -------------    -------------
     Strong Energy Fund                     $1,026           $--        $  3,625,802    $  154,402         $--              $--
     Strong Technology 100 Fund                 --            --         229,239,771     1,470,519          --               --

     For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, are as follows (unaudited): Strong Energy Fund 100.0%, and Strong Technology 100 Fund 0.0%.

 7.  Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended December 31, 2002, were as follows:

                                            Purchases         Sales
                                            ---------         -----
     Strong Energy Fund                   $  8,153,299    $  8,687,194
     Strong Technology 100 Fund            166,356,029     132,119,391

     There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2002.

--------------------------------------------------------------------------------
December 31, 2002

 8.  Capital Share Transactions

                                                                      Strong Energy Fund            Strong Technology 100 Fund
                                                                ------------------------------    -------------------------------
                                                                 Year Ended       Year Ended       Year Ended        Year Ended
                                                                Dec. 31, 2002    Dec. 31, 2001    Dec. 31, 2002     Dec. 31, 2001
                                                                -------------    -------------    -------------     -------------
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                                      $ 12,697,689    $ 26,865,026      $ 77,263,372      $ 67,400,091
  Net Proceeds from Acquisition (Note 9)                                   --              --                --        19,784,771
  Proceeds from Reinvestment of Distributions                             910              --                --                --
  Payment for Shares Redeemed                                     (13,444,908)    (21,457,258)      (38,120,084)      (72,822,113)
                                                                 ------------    ------------      ------------      ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                  ($    746,309)   $  5,407,768      $ 39,143,288      $ 14,362,749
                                                                 ============    ============      ============      ============
Transactions in Shares of Each of the
  Funds Were as Follows:
  Sold                                                              1,189,001       2,237,815        18,379,282        11,016,486
  Issued to Effect Acquisition (Note 9)                                    --              --                --         4,184,860
  Issued in Reinvestment of Distributions                                  77              --                --                --
  Redeemed                                                         (1,290,679)     (1,864,724)      (10,320,033)      (13,069,989)
                                                                 ------------    ------------      ------------      ------------
Net Increase (Decrease) in Shares of the Fund                        (101,601)        373,091         8,059,249         2,131,357
                                                                 ============    ============      ============      ============

 9.  Acquisition Information

     Effective August 31, 2001, the Strong Technology 100 Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Internet Fund. Strong Technology 100 Fund issued 4,184,860 shares (valued at $19,784,771) for the 8,093,800 shares of Strong Internet Fund outstanding at August 31, 2001. The investments of $19,779,903 of Strong Internet Fund included net unrealized depreciation on investments of $3,614,833 and the Fund had accumulated net realized losses of $30,310,507. The Strong Internet Fund also had capital loss carryovers, which were combined with those of Strong Technology 100 Fund. Subject to IRS regulations as of December 31, 2002, the Strong Technology 100 Fund may use $5,945,839 of capital loss carryovers from Strong Internet Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ENERGY FUND
--------------------------------------------------------------------------------

                                                                                         Year Ended
                                                              ----------------------------------------------------------------------
                                                               Dec. 31,     Dec. 31,  Dec. 31,    Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                     2002         2001    2000/(c)/     2000       1999       1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.82       $12.48    $10.98       $ 8.62     $ 7.79    $ 9.51

Income From Investment Operations:
  Net Investment Income (Loss)                                  (0.08)       (0.03)     0.00/(b)/   (0.02)     (0.02)    (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments     (1.06)       (1.63)     1.50         2.38       0.86     (1.68)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              (1.14)       (1.66)     1.50         2.36       0.84     (1.72)

Less Distributions:
  From Net Investment Income                                    (0.00)/(b)/     --        --           --         --     (0.00)/(b)/
  In Excess of Net Investment Income                               --           --        --           --      (0.01)       --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                           (0.00)/(b)/     --        --           --      (0.01)    (0.00)/(b)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 9.68       $10.82    $12.48       $10.98     $ 8.62    $ 7.79
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  -10.5%       -13.3%    +13.7%       +27.4%     +10.8%    -18.0%
  Net Assets, End of Period (In Millions)                      $   14       $   17    $   15       $   11     $    6    $    5
  Ratio of Expenses to Average Net Assets before Expense
    Offsets                                                       2.0%         1.8%      1.8%*        1.9%       2.0%      2.0%
  Ratio of Expenses to Average Net Assets                         2.0%         1.8%      1.8%*        1.8%       2.0%      2.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets    (0.7%)       (0.2%)     0.2%*       (0.3%)     (0.3%)    (0.4%)
  Portfolio Turnover Rate                                        53.8%        52.3%      9.3%        51.4%      55.4%     61.2%


STRONG TECHNOLOGY 100 FUND
-----------------------------------------------------------------------------------------------
                                                                         Year Ended
                                                              ---------------------------------
                                                               Dec. 31,    Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                     2002        2001       2000
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 4.81      $  8.04    $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                  (0.07)       (0.10)    (0.11)
  Net Realized and Unrealized Gains (Losses) on Investments     (1.65)       (3.13)    (1.85)
-----------------------------------------------------------------------------------------------
  Total from Investment Operations                              (1.72)       (3.23)    (1.96)

Less Distributions:
  From Net Investment Income                                       --           --        --
-----------------------------------------------------------------------------------------------
  Total Distributions                                              --           --        --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 3.09      $  4.81    $ 8.04
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
  Total Return                                                  -35.8%       -40.2%    -19.6%
  Net Assets, End of Period (In Millions)                      $  127       $  158    $  248
  Ratio of Expenses to Average Net Assets before Expense          2.6%         2.2%      1.6%
    Offsets
  Ratio of Expenses to Average Net Assets                         2.2%         2.2%      1.6%
  Ratio of Net Investment Income (Loss) to Average Net Assets    (1.9%)       (1.9%)    (1.3%)
  Portfolio Turnover Rate                                        96.0%       558.1%    688.4%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.005.
(c)  In 2000, the Fund changed its fiscal year-end from October to December.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Sector Funds:


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Energy Fund (a series of Strong Conservative Equity Funds) and Strong Technology 100 Fund (a series of Strong Equity Funds, Inc.) (both collectively constituting Strong Sector Funds, hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and Chairman of the Board of the Strong Funds since October 1991.

  Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.

  Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/ hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

  Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

  Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

  Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

  Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

  Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

  Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

  Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

  Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

  Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

  Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

  The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30268 03-03


Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                                ASEC/WH2066 1202